ACQUISITIONS AND DIVESTITURES	12 Months Ended
Dec. 31, 2024
Business combinations and discontinued operations [Abstract]
Acquisitions and Divestitures	Acquisitions and Divestitures
a) Porgera
On April 25, 2020, the Porgera mine was put on care and maintenance after the PNG government indicated that the SML would not be extended. On April 9, 2021, the PNG government and BNL, the 95% owner and operator of the Porgera joint venture, agreed on a partnership for the future ownership and operation of the mine under a binding Framework Agreement. The Framework Agreement was replaced by the more detailed Porgera Project Commencement Agreement (“PPCA”), which reached formal completion on December 22, 2023. Under the terms of the PPCA, ownership of Porgera is held in a joint venture owned 51% by PNG stakeholders and 49% by a company, Porgera (Jersey) Limited, that is jointly owned on a 50/50 basis by Barrick and Zijin Mining Group and therefore Barrick now holds a 24.5% equity accounted for interest in the Porgera mine. BNL is the operator of the mine. Porgera was previously accounted for as a joint operation, but under the new shareholder agreements, we have concluded that Barrick will account for its interest in Porgera as a joint venture.
As the conditions for the reopening of the mine were completed on December 22, 2023, in Q4 2023, we recorded the following: (a) derecognition of Barrick’s 47.5% share of the assets and liabilities of the joint operation that were transferred to the new Porgera joint venture; (b) an equity method investment for Barrick’s interest in the new Porgera joint venture, measured at fair value based on Barrick’s share of the cash flows expected to be generated from the mine; and (c) a gain of $352 million in other income as the net result of the derecognition of the joint operation and recognition of the new Porgera joint venture. In Q4 2024, we recorded an additional gain of $7 million in other income.